Fees Summary	Dec. 17, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	170,483.69
Total Transaction Valuation	1,234,494,472.66
Total Offset Amount	0
Net Fee	$ 170,483.69